UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2012

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 7th Avenue, 4th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2012, Snap Interactive, Inc. (the “Company”) concluded that certain previously filed financial statements of the Company did not properly account for certain features of its common stock warrants that were issued in January 2011 in connection with an equity financing.  The Company previously had not classified the fair value of these warrants to purchase common stock as a liability on the Company’s Consolidated Balance Sheets and had not recognized any changes in their fair value in the Company’s Consolidated Statements of Operations for periods subsequent to the financing.  The Company has determined that, as prescribed under Accounting Standards Codification 480, Distinguishing Liabilities from Equity, these warrants should have been classified as liabilities on the Company’s Consolidated Balance Sheets because, according to the warrants' terms, a fundamental transaction could give rise to an obligation of the Company to pay cash to its warrant holders.  The Company has determined that the fair values of these warrants were required to be recorded on the Company’s Consolidated Balance Sheets, and the corresponding changes in fair value were required to be recorded in the Company’s Consolidated Statements of Operations.  The Company is still assessing the impact of the adjustments and calculating fair value of the warrants in the previous accounting periods.  These adjustments are non-cash and non-operating adjustments that will not affect previously reported amounts of revenue, operating expenses, or liquidity.

On November 15, 2012, based on the recommendation of management and after discussions with the Company’s current independent accountants, Ernst & Young LLP, the Company’s Board of Directors determined that the financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011 and the financial statements included in its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2012 and March 31, 2012 should no longer be relied upon.  In addition, any press releases containing financial information for such periods should not be relied upon.

The Company expects to restate its financial statements for the year ended December 31, 2011, as well as its financial statements for the quarters ended June 30, 2012 and March 31, 2012. The Company is working diligently to prepare and file restated audited financial statements for the year ended December 31, 2011 in an Annual Report on Form 10-K/A as well as restated unaudited interim financial statements for the quarterly periods ended June 30, 2012 and March 31, 2012 in Quarterly Reports on Form 10-Q/A.  The Company believes that these restated filings will contain disclosures that are adequate and appropriate to restate the relevant financial information for the accounting errors noted with respect to previous reporting periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 16, 2012
SNAP INTERACTIVE, INC.

		By:	/s/ Clifford Lerner
Clifford Lerner
President and Chief Executive Officer